SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: August 6, 1997

                             WORKFORCE SYSTEMS CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                       333-11169                  65-0353816
---------------                 ------------               --------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification
incorporation)                                             Number)

                                1410 SW 8 Street
                             Pompano Beach, Fl 33069
                             -----------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code: 954-784-8870

                                 Not Applicable
                            -------------------------
          (Former name or former address, if changed since last report)





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Item 4.     Changes in Registrant's Certifying Accountants.

            On August 4, 1997 Lyle H. Cooper C.P.A. was dismissed as the Registrant's principal accountant. Lyle H. Cooper C.P.A. had served as the Registrant's principal accountant since July 6, 1994. During the period Lyle H. Cooper C.P.A. was engaged as the Registrant's principal accountant there were no disagreements with Lyle H. Cooper C.P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. No accountant's report on the financial statements of the Registrant issued by Lyle
H. Cooper C.P.A. contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant requested Lyle H. Cooper C.P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which he does not agree. The Registrant delivered a copy of this Form 8-K report to Lyle H. Cooper, C.P.A. on August 4, 1997. The Registrant is filing such letter as an exhibit to this Form 8-K Report.

            On August 4, 1997 the Registrant engaged BDO Seidman, LLP as its independent accountant for the fiscal year ended June 30, 1997. The decision to change accountants was approved by the Registrant's Board of Directors. The Registrant consulted with BDO Seidman, LLP within the last two years concerning the application of purchase accounting in the acquistions of Outside Industrial Services, Inc, NHP Manufacturing Corp. and Industrial Fabrication & Repair, Inc., subsidiaries of the Registrant. The oral advice of BDO Seidman, LLP was considered by the Registrant in reaching its decision as to the application of purchase accounting in such acquisitions.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.

No.                                 Description
---                                 -----------

16.1              Letter  regarding change in certifying accountant from Lyle H.
                  Cooper C.P.A.

16.2              Letter  regarding  change  in  certifying  accountant from BDO
                  Seidman, LLP.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 1997                      By: /s/ Robert L. Hausman
                                              ---------------------
                                                Robert L. Hausman,
                                                President





































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